Exhibit 10.1

JOINDER AND SECOND AMENDMENT TO CREDIT AND SECURITY
AGREEMENT AND OTHER LOAN DOCUMENTS AND CONSENT
THIS JOINDER AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS AND CONSENT (this “Amendment”), dated as of March 27, 2015, is entered into by and among NOVATEL WIRELESS, INC., a Delaware corporation (“Novatel”), ENFORA, INC., a Delaware corporation (“Enfora”; Novatel and Enfora are sometimes referred to in this Agreement individually as a “Borrower” and collectively as the “Borrowers”), FEENEY WIRELESS, LLC, an Oregon limited liability company (“Feeney Wireless”), R.E.R. ENTERPRISES, INC., an Oregon corporation (“RER Enterprises”), FEENEY WIRELESS IC-DISC, INC., a Delaware corporation (“Feeney Wireless IC-DISC”; Feeney Wireless, RER Enterprises and Feeney Wireless IC-DISC are sometimes referred to in this Amendment individually as a “New Loan Party” and collectively as the “New Loan Parties”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.
RECITALS
A.    The Lender and Borrowers have previously entered into that certain Credit and Security Agreement dated as of October 31, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to Borrowers.
B.    Novatel, Duck Acquisition, Inc., an Oregon corporation and subsidiary of Novatel formed to effectuate the Merger (defined below) (“Merger Sub”), and RER Enterprises intend to effect a merger of Merger Sub with and into RER Enterprises, pursuant to which Merger Sub will cease to exist, and RER Enterprises will become a wholly owned subsidiary of Novatel (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of March 27, 2015, by and among Novatel, Merger Sub, RER Enterprises, the stockholders of RER Enterprises party thereto, and Ethan Ralston, as the shareholder representative (the “Merger Agreement”), and all other documents related thereto and executed in connection therewith (collectively, the “Feeney Merger Documents”).
C.    The Lender and Borrowers now wish for the Lender to (i) consent to the Merger, (ii) add each of RER Enterprises and Feeney Wireless IC-DISC as a “Guarantor” and a “Loan Party” under, and as a party to, the Credit Agreement and the other Loan Documents, (iii) add Feeney Wireless as a “Borrower” and a “Loan Party under, and as a party to, the Credit Agreement and the other Loan Documents, and (iv) amend the Credit Agreement on the terms and conditions set forth herein.
D.    Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender’s rights or remedies as set forth in the Credit Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Addition and Joinder of RER Enterprises and Feeney Wireless IC-DISC.
1.1    Borrowers and Lender agree that each of RER Enterprises and Feeney Wireless IC-DISC shall be deemed to be a “Guarantor” and a “Loan Party” under the Credit Agreement and the other Loan Documents.
1.2    Upon the date and effectiveness of this Amendment, each of RER Enterprises and Feeney Wireless IC-DISC agrees (i) that it shall be deemed to be a party to the Credit Agreement as a “Guarantor” and a “Loan Party” thereunder, (ii) subject to Exhibit E attached to this Amendment, that it shall be deemed to have made all of the representations and warranties of a “Guarantor” and a “Loan Party” under the Credit Agreement and to have agreed to be bound, jointly and severally with all other “Guarantors” and “Loan Parties” by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Guarantor” and “Loan Party” under and as set forth in the Credit Agreement and this Amendment, and (iii) to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements reasonably required by Lender consistent with and in furtherance of the Credit Agreement, the other Loan Documents and this Amendment. Without limiting the generality of the foregoing, each of RER Enterprises and Feeney Wireless IC-DISC hereby unconditionally grants, assigns, and pledges to Lender for the benefit of Lender and each Bank Product Provider, to secure payment and performance of the Obligations, a continuing security interest in and Lien on all of RER Enterprises’ and Feeney Wireless IC-DISC’s right, title, and interest, respectively, in and to the Collateral, as security for the payment and performance of all Obligations.
2.    Addition and Joinder of Feeney Wireless.
2.1    Borrowers and Lender agree that Feeney Wireless shall be deemed to be a “Borrower” and a “Loan Party” under the Credit Agreement and the other Loan Documents.
2.2    Upon the date and effectiveness of this Amendment, Feeney Wireless agrees (i) that it shall be deemed to be a party to the Credit Agreement as a “Borrower” and a “Loan Party” thereunder, (ii) subject to Exhibit E attached to this Amendment, that it shall be deemed to have made all of the representations and warranties of a “Borrower” and a “Loan Party” under the Credit Agreement and to have agreed to be bound, jointly and severally with all other “Borrowers” and “Loan Parties” by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Borrower” and “Loan Party” under and as set forth in the Credit Agreement and this Amendment, and (iii) to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements reasonably required by Lender consistent with and in furtherance of the Credit Agreement, the other Loan Documents and this Amendment. Without limiting the generality of the foregoing,

Feeney Wireless hereby unconditionally grants, assigns, and pledges to Lender for the benefit of Lender and each Bank Product Provider, to secure payment and performance of the Obligations, a continuing security interest in and Lien on all of Feeney Wireless’s right, title, and interest in and to the Collateral, as security for the payment and performance of all Obligations.
3.    Amendments to Credit Agreement.
3.1    The first sentence of Section 2.4(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
“Other than during any period described in the next sentence, Borrowers shall deposit all payments from Account Debtors, insurance proceeds, and any other collections into the Collection Account, and, so long as no Event of Default is existing, such funds shall be transferred from the Collection Account to, and be maintained in, any other Deposit Accounts maintained with Lender or that are subject to Control Agreements as directed by Borrowers from time to time; provided that during the Cash Management Transition Period, Novatel Wireless, Inc. and Enfora, Inc. may deposit such payments, insurance proceeds, and other collections in the accounts maintained by such Borrowers with Bank of America, and R.E.R. Enterprises, Inc., Feeney Wireless, LLC and Feeney Wireless IC-DISC, Inc. may deposit such payments, insurance proceeds, and other collections in the accounts maintained by such Loan Party with U.S. Bank National Association, in each case so long as Loan Parties continue to comply with the terms set forth in Section 6.12(j).”
3.2    Section 6.11(a) of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (v) thereof, renumbering clause (vi) thereof as clause (vii), and adding a new clause (vi) to read in its entirety as follows:
“(vi)    of a potential change in ownership of the property located at 1505, 1509 or 1515 Westec Drive, Eugene, OR;”
3.3    Clauses (i) and (iii) of Section 6.12(j) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(i)    As of the Second Amendment Date, each of Novatel Wireless, Inc. and Enfora, Inc. shall have established and shall maintain at Lender all Cash Management Services, including all deposit accounts (other than, during the Cash Management Transition Period, the Deposit Accounts and Securities Account maintained at Bank of America as set forth on Schedule 5.15 of the Information Certificate). Within 60 days (or such longer period permitted by Lender in Lender’s sole discretion) following the Second Amendment Date (the “Cash Management Transition Period”), each Loan Party shall establish and maintain at Lender all Cash Management Services, including all deposit accounts; provided that any Loan Party may continue to maintain deposit accounts at other banks for purposes of holding foreign currency deposits so long as the aggregate Dollar Equivalent of funds in such other accounts shall not exceed $2,000,000 at any time. Such Cash Management Services maintained by each Loan Party shall be of a type and on terms reasonably satisfactory to Lender;”
“(iii)    During the Cash Management Transition Period, Loan Parties shall arrange for all cash held in any of the Loan Parties’ accounts maintained at Bank of America and U.S. Bank National Association, other than the Excluded Funds (defined below), to be transferred to the Collection Account no less frequently than 3 times each calendar week. “Excluded Funds” means the following funds held or maintained by Loan Parties in their Bank of America or U.S. Bank National Association accounts: (A) any funds held in an operating account to cover any checks drawn on such account for the purpose of payment of Loan Parties’ costs and expenses; (B) any funds held in a payroll or similar account to the extent necessary to cover payroll or similar liabilities of the Loan Parties; and (C) any funds held in a foreign currency account for purposes of covering expenses owing to foreign Persons by Loan Parties, provided that the aggregate Dollar Equivalent of funds under this clause (C) shall not exceed $2,000,000 at any time.”
3.4    Clause (iv) of Section 7.11(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(iv) funds maintained in deposit accounts with Bank of America and U.S. Bank National Association during the Cash Management Transition Period (but subject to the other terms and conditions of this Agreement),”
3.5    The following new defined terms are hereby added to Schedule 1.1 to the Credit Agreement in the appropriate alphabetical position:
““Feeney Merger Documents” means that certain Agreement and Plan of Merger, dated as of March 27, 2015, by and among Novatel Wireless, Inc., Duck Acquisition, Inc., R.E.R. Enterprises, Inc., the stockholders of R.E.R. Enterprises, Inc. party thereto, and Ethan Ralston, as the shareholder representative, and all other documents related thereto and executed in connection therewith.”
““Second Amendment Date” means March 27, 2015.”
““Specified Liens” means the Liens set forth on Schedule P-3; provided that any such Lien shall no longer be a Specified Lien if such Lien has been terminated and released and Lender has received evidence thereof, in form and substance reasonably satisfactory to Lender.”
3.6    The definition of “EBITDA” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (c)(xiv) thereof, adding the word “and” at the end of clause (c)(xv) thereof, and adding a new clause (c)(xvi) to read in its entirety as follows:

“(xvi)    documented transaction bonuses paid in connection with the Merger within 30 days of the Second Amendment Date in an aggregate amount not to exceed $550,000;”
3.7    The definition of “Eligible Accounts” set forth in Schedule 1.1 to the Credit Agreement is hereby amended as follows:
(a)    Clause (h) thereof is amended by adding the following after the first reference to “Accounts” set forth therein:
“(other than Accounts owing to Feeney Wireless, LLC up to a maximum amount of $250,000 at any time)”
(b)    The word “and” at the end of clause (x) thereof is deleted, clause (y) thereof is renumbered as clause (z), and a new clause (y) is added to read in its entirety as follows:
“(y)    Accounts owing to or originated by Feeney Wireless, LLC, until (i) the completion of an examination of such Accounts, in each case, reasonably satisfactory to Lender, (ii) such time as Lender confirms by receipt of a satisfactory search to reflect its UCC-1 filing that it has obtained a first priority perfected security interest in the personal property assets of Feeney Wireless, LLC (subject to Permitted Liens), and (iii) so long as any Specified Liens exist, (x) Lender has established and at all times maintains a Reserve in respect of amounts owing by any Borrower with respect to Indebtedness secured by Specified Liens (as determined by Lender in its sole discretion), or (y) the Indebtedness secured by Specified Liens is subordinated to the Obligations on terms and conditions acceptable to Lender; and”
3.8    Clause (k) of the definition of “Permitted Indebtedness” set forth in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:
“(k)    unsecured Indebtedness (including, but not limited to, earnouts) of any Borrower that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness (other than earnouts) does not mature prior to the date that is 6 months after the Maturity Date, and (iv) such Indebtedness (other than earnouts under the Feeney Merger Documents) is subordinated in right of payment to the Obligations on terms and conditions satisfactory to Lender; provided, however, that if any payment on the earnouts under the Feeney Merger Documents are to be paid in cash, Borrowers shall have Excess Availability in an amount equal to or greater than $10,000,000 on a pro-forma basis for the 60 day period immediately preceding the date of the payment of any earnout under the Feeney Merger Documents and immediately after giving effect to any such payment;”

3.9    The definition of “Permitted Liens” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (r) thereof, renumbering clause (s) thereof as clause (t), and adding a new clause (s) to read in its entirety as follows:
“(s)    the Specified Liens; provided, that after the date that is 90 days after the Second Amendment Date (as such period may be extended by Lender in its sole discretion), the Specified Liens shall no longer constitute Permitted Liens unless (x) Lender has established and at all times maintains a Reserve in respect of amounts owing by any Borrower with respect to Indebtedness secured by Specified Liens (as determined by Lender in its sole discretion), (y) the Indebtedness secured by Specified Liens is subordinated to the Obligations on terms and conditions acceptable to Lender, or (z) the Lender has determined in its sole discretion that such Specified Lien may remain a Permitted Lien; and”
3.10    Clause (a) of the fourth box of Schedule 2.12 of the Credit Agreement is hereby amended in its entirety as follows:
“(a)    Collateral Exam Fees, Costs and Expenses. Lender’s fees, costs and expenses in connection with any collateral exams or inspections conducted by or on behalf of Lender at the current rates established from time to time by Lender as its fee for collateral exams or inspections (which fees are currently $1,080 per day per collateral examiner), together with all actual out-of-pocket costs and expenses incurred in conducting any collateral exam or inspection; provided, however, (i) so long as no Default or Event of Default shall have occurred and be continuing and Borrowers’ Liquidity is greater than $15,000,000 at all times, Borrowers shall be obligated to reimburse Lender for fees, costs and expenses related for not more than two (2) such collateral exams and inspections in any twelve-month period, and (ii) if Borrowers’ Liquidity is $15,000,000 or less at any time, but so long as no Default or Event of Default shall have occurred and be continuing, Borrowers shall be obligated to reimburse Lender for fees, costs and expenses related for not more than four (4) such collateral exams and inspections in any twelve-month period. Furthermore, so long as no Default or Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Lender for fees, costs and expenses that exceed in the aggregate $10,000 for any single collateral exam (but such cap shall not apply to collateral exams conducted prior to the Closing Date or in connection with the Merger). In addition (and not subject to the foregoing 2 or 4 collateral exam and inspection limit), Borrowers shall be obligated to reimburse Lender for all fees, costs and expenses related to any collateral exams or inspections obtained prior to the Closing Date or in connection with the Merger. Applicable fees related to electronic collateral reporting will also be charged.”
3.11    Exhibit A to the Credit Agreement is hereby replaced in its entirety with Exhibit A attached to this Amendment.
3.12    Exhibit D to the Credit Agreement is hereby amended as follows:

(a)    All references to “the Closing Date” set forth therein shall be replaced with “the Second Amendment Date”.
(b)    The following new Section 5.32 is hereby added to the end of Exhibit D:
“5.32    Feeney Merger Documents. As of the Second Amendment Date, Borrowers have delivered to Lender a complete and correct copy of the Feeney Merger Documents, including all schedules and exhibits thereto. The execution, delivery and performance of each of the Feeney Merger Documents has been duly authorized by all necessary action on the part of Duck Acquisition, Inc. and Novatel Wireless, Inc.. Each Feeney Merger Document is the legal, valid and binding obligation of Duck Acquisition, Inc. and Novatel Wireless, Inc., enforceable against Duck Acquisition, Inc. and Novatel Wireless, Inc. in accordance with its terms, in each case except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. Duck Acquisition, Inc. and Novatel Wireless, Inc. are not in default in the performance or compliance with any material provisions thereof. As of the Second Amendment Date, all representations and warranties made by Duck Acquisition, Inc. and Novatel Wireless, Inc. in the Feeney Merger Documents and in the certificates delivered in connection therewith were true and correct in all material respects. To Borrowers’ knowledge, none of the representations or warranties of any other Person in the Feeney Merger Documents contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Change. On the Second Amendment Date, the transactions contemplated by the Feeney Merger Documents have been or will be consummated in all material respects, in accordance with all applicable laws. As of the Second Amendment Date, all requisite approvals by Governmental Authorities having jurisdiction over Duck Acquisition, Inc. and Novatel Wireless, Inc. and, to each Borrower’s knowledge, each other Person party to the Feeney Merger Documents, with respect to such transactions, have been obtained (including filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act, if applicable), except for any approval the failure to obtain would not reasonably be expected to result in a Material Adverse Change.”
3.13    Exhibit E to the Credit Agreement is hereby replaced in its entirety with Exhibit E attached to this Amendment.
3.14    A new Schedule P-3 is hereby added to the Credit Agreement as set forth in its entirety on Schedule P-3 to this Amendment.
4.    Consents. Upon satisfaction of the conditions precedent set forth in Section 6 of this Amendment (other than the filing of the Merger in the State of Oregon) and notwithstanding any restrictions in the Credit Agreement, Lender hereby consents to the following:

4.1    The Merger, which shall be deemed to constitute a “Permitted Acquisition” under the Credit Agreement; and
4.2    The cancellation prior to the date hereof of a portion of the equity of Novatel Wireless Technologies, Ltd. owned by Novatel.
5.    Amendment Fee. Intentionally Omitted.
6.    Effectiveness of this Amendment. This Amendment (other than the consents set forth in Section 4 above which shall be effective on the date hereof) shall be effective upon Lender’s receipt of the following items, in form and content acceptable to the Lender:
6.1    This Amendment, duly executed in a sufficient number of counterparts for distribution to all parties;
6.2    The Continuing Guaranty duly executed by RER Enterprises and Feeney Wireless IC-DISC;
6.3    A Pledged Interests Addendum duly executed by each of Novatel, RER Enterprises and Feeney Wireless;
6.4    A Patent and Trademark Security Agreement duly executed by Feeney Wireless and a Patent and Trademark Security Agreement duly executed by Novatel;
6.5    Collateral Access Agreements for each of the following locations: 1505 and 1509 Westec Drive, Eugene, OR and 1515 Westec Drive, Eugene, OR;
6.6    Certificates of insurance relating to the New Loan Parties;
6.7    Current searches of the New Loan Parties showing that no Liens have been filed and remain in effect against such Person other than Permitted Liens;
6.8    A perfected first priority security interest in the assets of each New Loan Party (subject to Permitted Liens);
6.9    Such forms and verifications as Lender may need to comply with the U.S.A. Patriot Act and any other regulatory or internal policies applicable to or mandated by Lender;
6.10    An opinion of counsel to the New Loan Parties;
6.11    The Merger shall have been consummated in accordance with the terms of the Feeney Merger Documents, the forms of which shall have been approved by Lender, and no terms or conditions of the Feeney Merger Documents (other than any immaterial terms or conditions) shall have been waived without the consent of Lender;
6.12    A certificate from the Secretary of each Borrower and each New Loan Party (i) attesting to the Governing Documents of such Borrower and such New Loan Party, as applicable,

(ii) attesting to the resolutions of the Board of such Borrower and such New Loan Party, as applicable, authorizing its execution, delivery, and performance of this Amendment and the other Loan Documents to which such Borrower or such New Loan Party, as applicable, is a party, (iii) authorizing specific officers of such Borrower or such New Loan Party, as applicable, to execute the same, and (iv) attesting to the incumbency and signatures of such specific officers of such Borrower or such New Loan Party, as applicable;
6.13    Certificates of status with respect to each New Loan Party issued by (i) the appropriate officer of the jurisdiction of organization of such Person and (ii) the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such New Loan Party) in which the failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Person is in good standing in such jurisdiction;
6.14    The representations and warranties set forth in this Amendment must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); and
6.15    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by the Lender.
7.    Post-Amendment Covenants. The obligations of Lender to continue to make Advances (or otherwise extend credit hereunder) is subject to the satisfaction of the following covenants, and the failure by Borrowers to so perform or cause to be performed the following as and when required, unless extended or otherwise waived in writing by Lender (in Lender’s sole discretion), shall constitute an Event of Default:
7.1    Within 10 Business Days after the date of this Amendment, Borrowers shall deliver to Lender stock certificates and stock powers, in form and substance reasonalby satisfactory to Lender, with respect to each of RER Enterprises, Feeney Wireless IC-DISC and Novatel Wireless Technologies, Ltd.;
7.2    Within 60 days after the date of this Amendment, Borrowers shall have closed all Deposit Accounts maintained with U.S. Bank National Association; and
7.3    Within 60 days after the date of this Amendment, Borrowers shall have closed the following Deposit Accounts and Securities Account maintained with Bank of America: Account Nos. xxxx, xxxx and xxxx.
8.    Representations and Warranties. Each Borrower and each New Loan Party represent and warrant as follows:
8.1    Authority. Each Borrower and each New Loan Party has the requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrowers and the New Loan Parties of this Amendment have been duly approved by all necessary corporate or limited liability company, as applicable, action and no other corporate or limited liability company, as applicable, proceedings are necessary to consummate such transactions.
8.2    Enforceability. This Amendment has been duly executed and delivered by Borrowers and the New Loan Parties. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower and each New Loan Party, enforceable against each Borrower and New Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.
8.3    Representations and Warranties. Subject to the effectiveness of this Amendment and Exhibit E attached hereto, the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
8.4    Due Execution. The execution, delivery and performance of this Amendment are within the corporate or limited liability company, as applicable, power of each Borrower and each New Loan Party, have been duly authorized by all necessary action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower or any New Loan Party except to the extent that any such contravention could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
8.5    No Default. Upon the effectiveness of this Amendment and the consents set forth in Section 4, no event has occurred and is continuing that constitutes a Default or an Event of Default.
9.    No Waiver. Except as otherwise expressly provided herein, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any other Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.
10.    Release. Each of the Borrowers and New Loan Parties hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrowers or New Loan Parties have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the Borrowers and New Loan Parties in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention Borrowers and New Loan Parties each waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.
11.    Costs and Expenses. Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse Lender on demand for all Lender Expenses incurred by Lender in connection with the Loan Documents. Without limiting the generality of the foregoing, Borrowers specifically agree to pay all reasonable and documented (to the extent such documentation is reasonably requested by Borrowers) out-of-pocket fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make an Advance to the Borrowers under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses.
12.    Choice of Law; Venue; Jury Trial Waiver; Arbitration. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State. All of the terms of Section 13 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.
13.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or “pdf” file or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

14.    Reference to and Effect on the Loan Documents.
14.1    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
14.2    Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and New Loan Parties to the Lender and Bank Product Providers, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
14.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
14.4    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
14.5    This Amendment shall be deemed to be a “Loan Document” (as defined in the Credit Agreement).
15.    Ratification. Borrowers and the New Loan Parties hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement and the other Loan Documents, in each case as amended by this Amendment, effective as of the date hereof.
16.    Estoppel. To induce the Lender to enter into this Amendment and to continue to make Advances or issue Letters of Credit to or for the account of the Borrowers under the Credit Agreement, Borrowers hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers as against the Lender or any Bank Product Provider with respect to the Obligations.
17.    Integration; Conflict; Successors and Assigns; Amendment. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. In the event of any conflict between this Amendment and the Credit Agreement, the terms of this Amendment shall govern. This Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties, subject to the provisions of the Credit Agreement and the other Loan Documents. No amendment or modification of this Amendment shall be effective unless it has been agreed to by Lender in a writing that specifically states that it is intended to amend or modify this Amendment.
18.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BORROWERS:

NOVATEL WIRELESS, INC.

By:__/s/ Michael A. Newman____________
Name: Michael A. Newman
Title: Chief Financial Officer
ENFORA, INC.

By:__/s/ Michael A. Newman____________
Name: Michael A. Newman
Title: Chief Financial Officer
NEW LOAN PARTIES:

FEENEY WIRELESS, LLC

By:__/s/ Michael A. Newman____________
Name: Michael A. Newman
Title: Secretary

R.E.R. ENTERPRISES, INC.

By:__/s/ Michael A. Newman____________
Name: Michael A. Newman
Title: Secretary
FEENEY WIRELESS IC-DISC, INC.

By:__/s/ Michael A. Newman____________
Name: Michael A. Newman
Title: Secretary

LENDER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:____/s/ Robin Van Meter___________
Name: Robin Van Meter
Title: Authorized Signator